SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 18, 2007

Date of Report
(Date of earliest
event reported)

CONSOLIDATED-TOMOKA LAND CO.
(exact name of registrant as specified in its charter)

FLORIDA 0-5556 59-0483700
(State or other (IRS Employer
jurisdiction Identification
of incorporation) (Commission File Number) Number)

1530 Cornerstone Boulevard, Suite 100
Daytona Beach, Florida 32117
(Address of principal executive offices) (Zip Code)

(386)274-2202
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Press Release

FORM 8-K, July 18, 2007
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO. 0-5556
EMPLOYER ID NO. 59-0483700

Item 2.02. Results of Operations and Financial Condition.

On July 18, 2007, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company’s earnings for the quarter and six months ended June 30, 2007.  A copy of the press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished herewith pursuant to Item 2.02 of this Report and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

    ( c ) Exhibits.

        99.1 Press Release issued July 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED-TOMOKA LAND CO.

Date: July 18, 2007                           By:/S/Bruce W. Teeters
                                    Bruce W. Teeters, Senior
                                    Vice President - Finance
                                    and Treasurer
                                    Chief Financial Officer

Press Release